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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement
Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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Availent Financial, Inc. (Name of Registrant As Specified In Its Charter)
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Availent Financial, Inc.
2720 Stemmons Freeway
South Tower, Suite 600
Dallas, Texas 75207

March 13, 2003

To Our Stockholders:

        The enclosed Information Statement is provided on or about March 13, 2003 to the stockholders of record as of 5:00 P.M., Eastern time, on February 28, 2003 (the "Record Date") of Availent Financial, Inc., a Delaware corporation (the "Company"), by the board of directors of the Company (the "Board of Directors") in connection with the authorization and approval of the following corporate actions by the holders of a majority of the shares of common stock, par value $0.01 per share, of the Company ("Common Stock") issued and outstanding as of the Record Date by written consent and without a meeting.

        WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

        On February 28, 2003, the Board of Directors unanimously approved, subject to the approval of the stockholders of the Company, the Amended and Restated Certificate of Incorporation (the "New Certificate of Incorporation") and the 2003 Equity Incentive Plan (the "Stock Option Plan"). On February 28, 2003, the holders of approximately 4,689,313 shares (or 51.6%) of the 9,090,075 issued and outstanding shares of Common Stock entitled to vote on, authorize, or consent to the New Certificate of Incorporation and the Stock Option Plan as of the Record Date authorized, approved, and adopted the New Certificate of Incorporation and the Stock Option Plan by written consent of the stockholders of the Company pursuant to and in accordance with Section 228 of the General Corporation Law of the State of Delaware (the "DGCL"). Holders of shares of Common Stock are entitled to one vote per share of Common Stock held on the Record Date.

        Because the written consent of the stockholders of the Company satisfies the stockholder voting and approval requirements under the DGCL and the existing certificate of incorporation and bylaws of the Company with respect to the New Certificate of Incorporation and the Stock Option Plan and allows us to take corporate action to effect the New Certificate of Incorporation and the Stock Option Plan, we are not asking any stockholders of the Company for a proxy and stockholders of the Company are requested not to send us a proxy. However, under federal law, the Company may not take corporate action to effect the New Certificate of Incorporation and the Stock Option Plan until at least twenty (20) calendar days after the enclosed Information Statement has been sent or given to the stockholders of the Company entitled to vote on or authorize or consent to the New Certificate of Incorporation and the Stock Option Plan as of the Record Date. We expect to send or give the enclosed Information Statement to the stockholders of the Company entitled to vote on or consent to the New Certificate of Incorporation and the Stock Option Plan as of the Record Date on or about March 13, 2003 and expect to take corporate action to effect the New Certificate of Incorporation and the Stock Option Plan on or about April 2, 2003.

        THIS IS NOT A NOTICE OF A MEETING OF THE STOCKHOLDERS OF THE COMPANY AND NO MEETING OF THE STOCKHOLDERS OF THE COMPANY SHALL BE HELD IN CONNECTION WITH THE NEW CERTIFICATE OF INCORPORATION OR THE STOCK OPTION PLAN. THE COMPANY DOES NOT INTEND TO SOLICIT ANY PROXIES OR CONSENTS FROM ANY STOCKHOLDERS OF THE COMPANY IN CONNECTION WITH THE NEW CERTIFICATE OF INCORPORATION OR THE STOCK OPTION PLAN. THE COMPANY IS NOT REQUESTING ANY ACTION ON THE PART OF ANY STOCKHOLDERS OF THE COMPANY.

        The enclosed Information Statement is provided to the stockholders of the Company only for information purposes in connection with New Certificate of Incorporation and the Stock Option Plan pursuant to and in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended, and to serve as written notice to the stockholders of the Company of the taking of corporate action without a meeting by less than unanimous written consent pursuant to and in accordance with Section 228 of the DGCL. Please read the enclosed Information Statement carefully.

By Order of the Board of Directors,
/s/ Patrick A. McGeeney Patrick A. McGeeney President

AVAILENT FINANCIAL, INC.
2720 STEMMONS FREEWAY
SOUTH TOWER, SUITE 600
DALLAS, TEXAS 75207

INFORMATION STATEMENT

MARCH 13, 2003

        This Information Statement is provided on or about March 13, 2003 to the stockholders of record as of 5:00 P.M., Eastern time, on February 28, 2003 (the "Record Date") of Availent Financial, Inc., a Delaware corporation (the "Company"), by the board of directors of the Company (the "Board of Directors") in connection with the authorization and approval of the following corporate actions by the holders of a majority of the shares of common stock, par value $0.01 per share, of the Company ("Common Stock") issued and outstanding as of the Record Date by written consent and without a meeting. As used in this Information Statement, unless the context requires otherwise, the terms "we," "us," "our," "Company," and "Availent" refer to the consolidated operations of Availent Financial, Inc. and its majority-owned limited partnerships and subsidiaries, including Availent Mortgage, Inc., Availent Insurance Agency, Inc., and Availent Commercial Funding, Inc.

        WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

        On February 28, 2003, the Board of Directors unanimously approved, subject to the approval of the stockholders of the Company, the Amended and Restated Certificate of Incorporation (the "New Certificate of Incorporation") and the 2003 Equity Incentive Plan (the "Stock Option Plan"). On February 28, 2003, the holders of approximately 4,689,313 shares (or 51.6%) of the 9,090,075 issued and outstanding shares of Common Stock entitled to vote on, authorize, or consent to the New Certificate of Incorporation and the Stock Option Plan as of the Record Date authorized, approved, and adopted the New Certificate of Incorporation and the Stock Option Plan by written consent of the stockholders of the Company pursuant to and in accordance with Section 228 of the General Corporation Law of the State of Delaware (the "DGCL"). Holders of shares of Common Stock are entitled to one vote per share of Common Stock held on the Record Date.

        Because the written consent of the stockholders of the Company satisfies the stockholder voting and approval requirements under the DGCL and the existing certificate of incorporation, as amended (the "Old Certificate of Incorporation"), and bylaws of the Company with respect to the New Certificate of Incorporation and the Stock Option Plan and allows us to take corporate action to effect the New Certificate of Incorporation and the Stock Option Plan without any further action by or approval of the stockholders of the Company, we are not asking any stockholders of the Company for a proxy and stockholders of the Company are requested not to send us a proxy. However, under federal law, we may not take corporate action to effect the New Certificate of Incorporation and the Stock Option Plan until at least twenty (20) calendar days after this Information Statement has been sent or given to the stockholders of the Company entitled to vote on or authorize or consent to the New Certificate of Incorporation and the Stock Option Plan as of the Record Date. We expect to send or give this Information Statement to the stockholders of the Company entitled to vote on or consent to the New Certificate of Incorporation and the Stock Option Plan as of the Record Date on or about March 13, 2003 and expect to take corporate action to effect the New Certificate of Incorporation and the Stock Option Plan on or about April 2, 2003. For purposes of this Information Statement, the term "Effective Time" shall mean 5:00 P.M., Eastern time, on the date that the New Certificate of Incorporation is filed with the Secretary of State of Delaware.

        THIS IS NOT A NOTICE OF A MEETING OF THE STOCKHOLDERS OF THE COMPANY AND NO MEETING OF THE STOCKHOLDERS OF THE COMPANY SHALL BE HELD IN

CONNECTION WITH THE NEW CERTIFICATE OF INCORPORATION OR THE STOCK OPTION PLAN. THE COMPANY DOES NOT INTEND TO SOLICIT ANY PROXIES OR CONSENTS FROM ANY STOCKHOLDERS OF THE COMPANY IN CONNECTION WITH THE NEW CERTIFICATE OF INCORPORATION OR THE STOCK OPTION PLAN. THE COMPANY IS NOT REQUESTING ANY ACTION ON THE PART OF ANY STOCKHOLDERS OF THE COMPANY.

        This Information Statement is provided to the stockholders of the Company only for information purposes in connection with New Certificate of Incorporation and the Stock Option Plan pursuant to and in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended, and to serve as written notice to the stockholders of the Company of the taking of corporate action without a meeting by less than unanimous written consent pursuant to and in accordance with Section 228 of the DGCL. Please read this Information Statement carefully.

        The following table sets forth information, as of the Record Date, regarding the stockholders that authorized, approved, and adopted the New Certificate of Incorporation and the Stock Option Plan by written consent. We have relied, in connection with the preparation of the following table and the calculations of percentage ownership, upon information furnished by each stockholder of the Company included in the following table. Unless otherwise indicated, the mailing address for each stockholder of the Company included in the following table is c/o Availent Financial, Inc., 2720 Stemmons Freeway, South Tower, Suite 600, Dallas, Texas 75207. Unless otherwise indicated, the persons included in the following table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.

Name and Address of Stockholder:	Amount and Nature of Ownership (#)	Percent of Class Owned (%)
Patrick A. McGeeney	1,684,951	18.5
Michael L. Banes	1,684,951	18.5
Michele McGeeney	374,433	4.1
Consolidated American Energy Resources, Inc. 12015 De Or Drive Dallas, Texas 75230	472,489	5.2
Consolidated American Financial Services Group, L.C.C. 12015 De Or Drive Dallas, Texas 75230	472,489	5.2
Total:	4,689,313	51.6

NEW CERTIFICATE OF INCORPORATION

Principal Reasons for the New Certificate of Incorporation

        The Board of Directors believes it to be advisable and in the best interests of the Company and the stockholders of the Company to modernize and amend and restate the Old Certificate of Incorporation. The Old Certificate of Incorporation was originally filed in 1959, is inaccurate, and is otherwise antiquated. The New Certificate of Incorporation would provide the Company with greater business planning and operating flexibility and provide management and the stockholders of the Company with greater protections, a more familiar, responsive, and predictable corporate structure, and greater consistency with respect to the constantly evolving regulation of corporations. The following paragraphs discuss certain other principal reasons for the New Certificate of Incorporation. The discussion of the principal reasons for the New Certificate of Incorporation does not contemplate or include a discussion of all of the reasons for the New Certificate of Incorporation and is qualified in its entirety by reference to the New Certificate of Incorporation which is incorporated by reference into and attached to this Information Statement.

  Prominence, Predictability, and Flexibility of Delaware Law

          The Board of Directors believes that the New Certificate of Incorporation, as opposed to the Old Certificate of Incorporation, more closely conforms with the DGCL as the same has been amended and supplemented. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing, and implementing comprehensive and flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

  Increased Ability to Attract and Retain Qualified Directors

          Delaware law permits a corporation to include a provision in its certificate of incorporation which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors has greatly expanded the risks facing directors of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is our desire to reduce these risks to our directors and to limit situations in which monetary damages can be recovered against directors so that we may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. We believe that, in general, the New Certificate of Incorporation provides greater protection to our directors than the Old Certificate of Incorporation and that the provisions of the New Certificate of Incorporation regarding the ability of the Company to limit director liability is more developed and provides more guidance than the Old Certificate of Incorporation.

  Anti-takeover Implications

          Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce the vulnerability of the corporation to unsolicited takeover attempts through amendment of the certificate of incorporation or bylaws or otherwise. In the discharge of its fiduciary obligations to its stockholders, the Board of Directors has evaluated our vulnerability to potential unsolicited bidders. In the course of such evaluation, the Board of Directors has considered or may consider in the future certain defensive strategies designed to enhance the ability of the Board of Directors to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the adoption of a severance plan for management and key employees which becomes effective upon the occurrence of a change in control, the establishment of a staggered board of directors, the elimination of the right to remove a director other than for cause, and the authorization of preferred stock, the rights and preferences of which may be determined by the Board of Directors. Several of these measures would be permitted by the New Certificate of Incorporation.

        The New Certificate of Incorporation adds and excises a large amount of information to and from the Old Certificate of Incorporation. These changes, among other things, replace outdated and inaccurate information with accurate information and result in a more cohesive and far more comprehensive document. The following paragraphs discuss certain general effects of the New Certificate of Incorporation. The discussion of the general effects of the New Certificate of Incorporation does not contemplate or include a discussion of all of the ramifications or effects of the New Certificate of Incorporation to and on the Company or the directors, officers, employees, or the stockholders of the Company and is qualified in its entirety by reference to the New Certificate of Incorporation which is incorporated by reference into and attached to this Information Statement.

General Effects of the New Certificate of Incorporation

  Corporate Purpose

          The New Certificate of Incorporation eliminates a confusing litany of approved business purposes in the Old Certificate of Incorporation by simply enabling the Company to engage in any lawful act or activity for which a corporation may be organized under the DGCL.

  Description of Capital Stock

          The New Certificate of Incorporation updates the capital structure of the Company by establishing specific provisions relating to the operation of the preferred stock, par value $0.01 per share, of the Company (the "Preferred Stock") and more clearly defining the rights and privileges attached to the Common Stock and the Preferred Stock.

  Classified Board of Directors

          A classified board of directors is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three (3) classes with staggered terms of office, with only one class of directors standing for election each year. The New Certificate of Incorporation provides for a classified board of directors with three (3) classes of directors, as nearly equal in number as possible. Class I will hold office initially for a term expiring at the annual meeting of stockholders in 2004, Class II will hold office initially for a term expiring at the annual meeting of stockholders in 2005, and Class III will hold office initially for a term expiring at the annual meeting of stockholders in 2006. At each annual meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting will be elected for a term of office to expire at the third succeeding annual meeting after their election, and until their successors have been duly elected and qualified. As a result, only one class of directors will be elected at each annual meeting of stockholders, with the remaining classes continuing their two-year and three-year terms until the successors are duly elected and qualified or until earlier resignation, removal from office or death. Classification of directors is likely to provide the Board of Directors with greater continuity and experience, since normally at least one member of the Board of Directors would be in such member's second year of service and at least one member of the Board of Directors would be in such member's third year of service.

          A classified board may also, however, significantly extend the time required to elect a new majority to the Board of Directors. With the classified board provision, unless directors are removed, it will require at least two annual meetings of stockholders for a majority of stockholders that is less than a two-thirds majority to make a change in control of the Board of Directors, since only a minority of the directors will be elected at each meeting. A significant effect of a classified board of directors may be to deter hostile takeover attempts because an acquirer would experience delay in replacing a majority of the directors. However, a classified board of directors will also make it more difficult for stockholders to effect a change in control of the Board of Directors, even if such change in control is sought due to dissatisfaction with the performance of the Board of Directors.

          The existence of a classified board may deter so-called "creeping acquisitions" which a person or group seeks to acquire (i) a controlling position without paying a normal control premium to the selling stockholders, (ii) a position sufficient to exert control over the Company through a proxy contest or otherwise, or (iii) a block of stock with a view toward attempting to promote a sale or liquidation or a repurchase by the Company of the block at a premium, or an exchange of the block for assets of the Company. Faced with a classified board of directors, such a person or group would have to assess carefully its ability to control or influence the Company. If free of the necessity to act in response to an immediately threatened change in control, the Board of Directors can act in a more careful and deliberate manner to make and implement appropriate business judgments in response to a creeping acquisition.

          Certain tactics, including the accumulation of substantial stock positions as a prelude to an attempted takeover or significant corporate restructuring, have become relatively common in corporate takeover practice. Such tactics can be highly disruptive to a company and can result in dissimilar treatment of the stockholders of a company. A classified board preserves the control of the incumbent board of directors and protects the interests of stockholders, assuming that the incumbent board acts in the best interests of the stockholders. Making directors removable only for cause and only upon 66 2/3% vote for removal will ensure that the purpose of having a classified board as an anti-takeover measure will not be circumvented by removing directors without cause. Although the Board of Directors may review other possible anti-takeover programs, it has no present intention of proposing additional provisions that would affect the ability of a third party to change control of the Company. The classified board is not intended as an anti-takeover measure in response to any specific current or anticipated threat.

          However, because of the additional time required to change control of the Board of Directors, and the requirement that directors be removed only for cause and only upon 66 2/3% vote for removal, a classified board tends to perpetuate incumbent management. A classified board also makes it more difficult for stockholders to change the composition of the Board of Directors even if the stockholders believe such a change would be desirable. In addition, because the classified board increases the amount of time required for a takeover bidder to obtain control without the cooperation of the Board of Directors, even if the takeover bidder were to acquire a majority of the outstanding stock, it will tend to discourage certain tender offers, including some tender offers that stockholders may feel would be in their best interests.

  Removal of Directors

          The New Certificate of Incorporation provides that any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 66 2/3% of the voting stock, voting together as a single class. Except as may otherwise be provided by law, cause for removal exists only if the director whose removal is proposed (i) has been convicted of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal, (ii) has been adjudged by a court of competent jurisdiction to be liable for gross negligence or misconduct in the performance of such director's duties to the Company, and such adjudication has become final and nonappealable, or (iii) has missed six consecutive meetings of the Board of Directors.

  Vacancies on the Board of Directors

          Subject to the rights of the holders of any Preferred Stock or series of Preferred Stock then outstanding, any newly-created directorship(s) resulting from any vacancy on the Board of Directors resulting for any reason, shall only be filled by a majority vote of the directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, as applicable, to hold office (i) for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires, upon election and qualification of their successors, (ii) until the successor of such director shall have been otherwise elected and qualified, (iii) or until the earlier death, resignation, retirement, disqualification, or removal from office of such director, as applicable.

  Limitation of Liability of Directors

          The DGCL permits, with certain exceptions, a corporation to adopt charter provisions eliminating the liability of a director to the corporation or its stockholders for monetary damages for breach of the director's fiduciary duty. The New Certificate of Incorporation eliminates the liability of directors to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently and as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for (i) any breach of the director's duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, (iii) the payment of unlawful dividends or unlawful stock repurchases or redemptions, or (iv) any transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve the Company or its directors from the necessity of complying with federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

  Amendment of Certificate of Incorporation

          The New Certificate of Incorporation more clearly defines the certificate of incorporation amendment and repeal process. In addition to any vote required by law or the New Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting stock, voting together as a single class, is required to adopt any provision inconsistent with, or to amend or repeal the following Articles and Sections of the New Certificate of Incorporation: Section 4.3 (Description of Preferred Stock), ARTICLE V (Board of Directors), ARTICLE VI (Amendment of Certification of Incorporation), ARTICLE VII (Amendment of Bylaws), ARTICLE IX (Business Combinations with Interested Stockholders), and ARTICLE X (Indemnification).

  Amendment of Bylaws

          The New Certificate of Incorporation also more clearly defines the bylaw amendment and repeal process and grants broader powers to the Board of Directors. By the affirmative vote of a majority of the directors then serving, the Board of Directors may make, adopt, alter, amend, and repeal from time to time the bylaws of the Company and make from time to time new bylaws (subject to the right of the stockholders to adopt, alter, amend, and repeal bylaws made by the Board of Directors or to make new bylaws). The adoption, amendment or repeal of the bylaws in a manner that would make them inconsistent with the following Articles and Sections of the New Certificate of Incorporation requires the affirmative vote of the holders of at least 66 2/3% of the voting stock, voting together as a single class: Section 4.3 (Description of Preferred Stock), ARTICLE V (Board of Directors), ARTICLE VI (Amendment of Certification of Incorporation), ARTICLE VII (Amendment of Bylaws), ARTICLE IX (Business Combinations with Interested Stockholders), or ARTICLE X (Indemnification).

  Indemnification

          The DGCL contains provisions respecting indemnification by a corporation of its officers, directors, employees, and other agents. The New Certificate of Incorporation updates the director and officer liability and indemnity provisions, respectively, and offers a much more detailed and statute conscious delineation of director rights and obligations than the Old Certificate of Incorporation by subordinating its provisions to the relevant provisions of the DGCL and allocating specific costs of claims against directors and officers in specific situations.

  Approval of Certain Business Combinations

          Under Section 203 of the DGCL, a Delaware corporation is prohibited from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an "interested stockholder." With certain exceptions, an "interested stockholder" is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). The three-year moratorium imposed by Section 203 on business combinations does not apply if (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder, (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding for purposes of determining the number of shares outstanding those shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer), or (iii) on or after the date such person or entity becomes an interested stockholder, the board of directors approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested stockholder. A Delaware corporation to which Section 203 applies may elect not to be governed by Section 203. The New Certificate of Incorporation expressly elects to be governed by Section 203.

STOCK OPTION PLAN

General

        The Board of Directors adopted the Stock Option Plan, effective as of January 1, 2003, subject to stockholder approval. The purpose of the Stock Option Plan is to foster and promote the long-term financial success of the Company and its subsidiaries and materially increase the value of the Company and its subsidiaries by (i) encouraging the long-term commitment of the employees, consultants, and outside directors of the Company and its subsidiaries, (ii) motivating performance of the employees, consultants, and outside directors of the Company and its subsidiaries by means of long-term performance related incentives, (iii) encouraging and providing employees, consultants, and outside directors of the Company and its subsidiaries with an opportunity to obtain an ownership interest in the Company, (iv) attracting and retaining outstanding employees, consultants, and outside directors by providing incentive compensation opportunities, and (v) enabling participation by employees, consultants, and outside directors in the long-term growth and financial success of the Company and its subsidiaries. The Board of Directors has reserved 5,000,000 shares of Common Stock for issuance under the Stock Option Plan subject to stockholder approval. The material features of the Stock Option Plan are described below; provided, however, that the description set forth below does not purport to be a complete description of all of the provisions of the Stock Option Plan. Any stockholder of the Company who wishes to obtain a copy of the actual Stock Option Plan should refer to the section of this Information Statement entitled "Incorporation by Reference."

Administration and Eligibility

        The Stock Option Plan shall be administered by the Board of Directors or such committee of the Board of Directors as is designated by the Board of Directors to administer the Stock Option Plan (the "Committee"). The Committee or the Board of Directors shall determine and designate from time to time who is eligible to receive an award under the Stock Option Plan, the total number of shares of Common Stock that may be made subject to such awards, the time at which the award is issued, the duration of the award, and the exercise price to be paid for the purchase of the shares of Common Stock subject to the award. Although the members of the Committee shall be eligible to receive awards, no member of the Committee shall participate in any decisions regarding any award granted under the Stock Option Plan to such member. Any employee (including an employee who is also a director or an officer), outside director, or consultant of the Company is eligible to participate in the Stock Option Plan; provided, however, that only employees of the Company shall be eligible to receive incentive stock options. The Committee, in its discretion, shall (i) interpret the Stock Option Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Stock Option Plan, (iii) establish performance goals for an award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Stock Option Plan.

Terms of Awards

  Option Price

        The option price for any share of Common Stock which may be purchased under a nonqualified stock option may be less than, equal to, or greater than the fair market value of the share on the date of the grant. The option price for any share of Common Stock which may be purchased under an incentive stock option must be at least equal to the fair market value of the share on the date of the grant.

  Vesting

        Subject to the other provisions of the Stock Option Plan, the Committee shall specify in the award agreement the award period for a stock option. The Committee, in its sole discretion, may determine that an incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to the date of the grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Stock Option Plan.

  Expiration

        No stock option granted under the Stock Option Plan may be exercised at any time after the end of its award period. The award period for any stock option shall be no more than ten (10) years from the date of the grant of the stock option.

  Amendment and Termination

        Subject to the limitations set forth in the Stock Option Plan and any required stockholder approval, the Board of Directors may at any time and from time to time, without the consent of the participants, alter, amend, revise, suspend, or discontinue the Stock Option Plan in whole or in part. Unless sooner terminated by action of the Board of Directors, the Stock Option Plan will terminate on December 31, 2012, but incentives granted before that date will continue to be effective in accordance with their terms and conditions.

  Capital Adjustments

        In the event that the Committee shall determine that any dividend or other distribution, recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Stock Option Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of the (i) the number of shares and type of Common Stock which thereafter may be made the subject of awards, (ii) the number of shares and type of Common Stock subject to outstanding awards, (iii) the number of shares and type of Common Stock, (iv) the option price of each outstanding award, and (v) the amount, if any, the Company pays for forfeited shares of Common Stock.

  Transferability

        In the event a participant receives, as restricted stock or pursuant to the exercise of a stock option, shares of Common Stock that are not publicly traded, the Committee may impose restrictions and conditions on the transfer or other disposition of those shares. The restrictions and conditions may be reflected in the award agreement or in a separate stockholders' agreement.

  Payment of Exercise Price

        Payment of the option price on exercise of stock options may be made in any one or more of the following ways: (i) cash or check, bank draft, or money order payable to the order of the Company, (ii) Common Stock, including restricted stock, owned by the participant on the exercise date, valued at its fair market value on the exercise date, and which the participant has not acquired from the Company within six (6) months prior to the exercise date, (iii) if the Common Stock is no longer non-publicly traded, by delivery to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the stock option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (iv) in any other form of valid consideration that is acceptable to the Committee in its sole discretion.

Federal Tax Withholding and Tax Consequences

        The following analysis of federal income tax consequences is based on current statutes, regulations, and interpretations. This analysis does not address foreign, state, or local income tax consequences. In addition, the analysis is not intended to address specific tax consequences applicable to directors, executive officers, greater than 10% stockholders, or any individual participant who receives a stock option under the Stock Option Plan.

        The Company will have the right to deduct applicable taxes from any award payment and to withhold, at the time of delivery or vesting of cash or shares of Common Stock under the Stock Option Plan, an appropriate amount of cash or number of shares of Common Stock, or combination thereof, for the payment of taxes. The Board of Directors or the Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock previously owned by the holder of the award for which withholding is required.

  Nonqualified Stock Options; Incentive Stock Options

        Participants will not realize taxable income upon the grant of a Nonqualified Stock Option ("NQSO"). Upon the exercise of an NQSO, the participant will recognize ordinary income (subject, in the case of employees, to withholding by the Company) in an amount equal to the difference between the fair market value of the Common Stock on the date of exercise and the exercise price. The participant will generally have a tax basis in any shares of Common Stock received pursuant to the exercise of an NQSO equal to the exercise price paid for the Common Stock plus the amount which is included in the participant's ordinary income as explained in the preceding sentence. This amount will generally be equal to the fair market value of the Common Stock on the date of exercise. Subject to the discussion under "Certain Tax Code Limitations on Deductibility" below, the Company (or a subsidiary) will be entitled to a deduction for U.S. federal income tax purposes that correspond as to timing and amount with the compensation income recognized by the participant under the foregoing rules.

        Employees will not realize taxable income upon the grant of a Incentive Stock Option ("ISO"). In addition, the exercise of an ISO is generally not a taxable event to the employee, although the excess of the fair market value of the shares of Common Stock received upon exercise of the ISO ("ISO Stock") over the exercise price will increase the alternative minimum taxable income of the employee, which may cause such employee to incur alternative minimum tax.

        Upon the disposition of ISO Stock that has been held for the requisite holding period (generally, at least two years from the date of grant and one year from the date of exercise of the ISO), the employee will generally recognize capital gain (or loss) equal to the difference between the amount received in the disposition and the exercise price paid by the employee for the ISO Stock. However, if an employee disposes of ISO Stock that has not been held for the requisite holding period (a "disqualifying disposition"), the employee will recognize ordinary income in the year of the disqualifying disposition equal to the difference between the amount received in the disposition and the exercise price paid by the employee for the ISO Stock.

        The Company and its subsidiaries will generally not be entitled to any federal income tax deduction upon the grant or exercise of an ISO, unless the employee makes a disqualifying disposition of the ISO stock. If an employee makes such a disqualifying disposition, the Company (or a subsidiary) will then, subject to the discussion below under "Certain Tax Code Limitations on Deductibility," be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by the employee under the rules described in the preceding paragraph.

        Under current rulings, if an employee transfers previously held shares of Common Stock (other than ISO Stock that has not been held for the requisite holding period) in satisfaction of part or all of the exercise price of an NQSO or ISO, the employee will recognize income with respect to the Common Stock received in the manner described above, but no additional gain will be recognized as a result of the transfer of such previously held shares in satisfaction of the NQSO or ISO exercise price. Moreover, that number of shares of Common Stock received upon exercise which equals the number of shares of previously held Common Stock surrendered therefor in satisfaction of the NQSO or ISO exercise price will have a tax basis that equals, and a holding period that includes, the tax basis and holding period of the previously held shares of Common Stock surrendered in satisfaction of the NQSO or ISO exercise price. Any additional shares of Common Stock received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the employee, plus, in the case of an NQSO, the amount of ordinary income recognized by the employee with respect to the Common Stock received.

        Long-term capital gains are currently taxed at a maximum rate of 20% (or 18% for capital assets held for more than 5 years) and short-term capital gains are currently taxed as ordinary income. Ordinary income is currently taxed at five different marginal rates, ranging from 15% to 38.6%, depending upon a taxpayer's income level.

  Restricted Stock

        Participants will not realize taxable income upon the grant of restricted stock provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). However, a participant may elect under Section 83(b) of the Code to recognize compensation income in the year of grant equal to an amount equal to the fair market value of the shares on the date of grant, determined without regard to restrictions. If a participant makes the 83(b) election and later thereafter forfeits his or her shares, not refund or deduction will be allowed for the amount previously included in the participant's compensation income. If a participant does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse minus the amount paid for the shares, if any, by the participant will be treated as compensation income to the participant and will be taxable in the year the resections lapse. Subject to the discussion under "Certain Tax Code Limitations on Deductibility" below, the Company (or a subsidiary) will be entitled to a deduction for U.S. federal income tax purposes that correspond as to timing and amount with the compensation income recognized by the participant under the foregoing rules.

  Certain Tax Code Limitations on Deductibility

        In order for the amounts described above to be deductible by the Company (or a subsidiary), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The ability of the Company (or a subsidiary) to obtain a deduction for future payments under the Stock Option Plan could also be limited by Section 280G of the Code, which prevents the deductibility of certain excess parachute payments made in connection with a change in control of an employer. The ability of the Company (or a subsidiary) to obtain a deduction for amounts paid under the Stock Option Plan could be affected by Section 162(m) of the Code, which limits the deductibility of compensation paid to certain employees of the Company to $1 million with respect to any such employee during any taxable year of the Company. However, certain exceptions apply to this limitation in the case of performance-based compensation.

        The foregoing statements are based upon current federal income tax laws and regulations and are subject to change if the tax laws and regulations, or interpretations thereof, change. Each participant is urged to consult his or her personal tax advisor to determine the specific tax consequences to him or her of the Stock Option Plan.

NEW PLAN BENEFITS

        The following table sets forth information, as of February 18, 2003, regarding the benefits or amounts under the Stock Option Plan that will be received by or allocated to the directors, director nominees, and the "named executive officers" (as defined in Item 402(a)(2) of Regulation S-B) of the Company (including any associates of any of the foregoing), all current executive officers as a group, all current directors who are not executive officers as a group, each other person who received or is to receive 5% or more of the benefits or amounts under the Stock Option Plan, and all employees, including all current officers who are not executive officers, as a group, to the extent that such benefits or amounts are determinable as of February 28, 2003.

2003 EQUITY INCENTIVE PLAN

Name and Position	Dollar Value ($)	Number of Shares (#)(1)
Patrick A. McGeeney President, Chief Executive Officer	1,500,000	1,500,000
Michael L. Banes Director	1,000,000	1,000,000
Woody Conradt Chief Financial Officer, Treasurer, Secretary	75,000	75,000
Robert Titus	200,000	200,000
Peg Pavleck (2)	0	0
C.M. Ball (3)	0	0
All current executive officers as a group (4 persons)	2,775,000	2,775,000
All current directors who are not executive officers as a group (0 persons)	0	0
All employees, including all current officers who are not executive officers, as a group (13 persons)	3,183,750	3,183,750

(1)
These options, rights, or warrants and the shares underlying any of the forgoing may be subject to certain vesting and exercise acceleration rights, restrictions, and conditions, at various exercise prices, as determined by the Committee.

(2)
Ms. Pavleck was formerly employed by the Company from July 15, 2002 until January 31, 2003 as the director of mortgage operations of the Company.

(3)
Mr. Ball was formerly employed by the Company until May 2002 as a director and President of the Company.

        The Company has no existing equity compensation plans and no intentions to adopt any equity compensation plans other than the Stock Option Plan. The Company intends to register the options, warrants, or rights under the Stock Option Plan and the shares called for thereby under the Securities Act as soon as practicable.

DESCRIPTION OF CAPITAL STOCK

Common Stock

        The Corporation is authorized to issue up to 100,000,000 shares of Common Stock. All issued and outstanding shares of Common Stock are fully paid and nonassessable. Each issued and outstanding share of Common Stock is entitled to participate equally in dividends as and when declared by the Board of Directors and any distribution of net assets made to the stockholders of the Corporation upon the liquidation of the Corporation. There are no redemption, sinking fund, conversion, or preemptive rights with respect to any issued and outstanding shares of Common Stock. All shares of Common Stock have equal rights and preferences. Each holder of any shares of Common Stock is entitled to one (1) vote per share for each share of Common Stock held of record by such holder on any and all matters voted upon or consented to by the stockholders of the Corporation and may not cumulate votes in connection with the election of directors of the Corporation.

Preferred Stock

        The Corporation is authorized to issue up to 10,000,000 shares of Preferred Stock. No shares of Preferred Stock of the Corporation have been issued. The Board of Directors is authorized, without any further action by or approval of the stockholders of the Corporation, to issue up to 10,000,000 shares of Preferred Stock in one (1) or more series and to fix the voting rights, designations, powers, preferences and the relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock, and to fix the number of shares constituting such series, and to increase or decrease the number of shares of any such series; provided, however, that the Board of Directors may not decrease the number of shares of any such series below the number of shares thereof then outstanding. The issuance of Preferred Stock could materially adversely affect the voting power of the holders of shares of Common Stock and could have the effect of delaying or preventing a change of control of the Corporation. The Corporation has no present plan or intention to issue any shares of Preferred Stock.

STOCKHOLDER VOTING AND APPROVAL REQUIREMENTS

        As of the Record Date, 9,090,075 shares of Common Stock were issued and outstanding and entitled to notice of and to vote on, authorize, or consent to the New Certificate of Incorporation and the Stock Option Plan. Each holder of any issued and outstanding shares of Common Stock is entitled to one (1) vote per issued and outstanding share of Common Stock held on the Record Date. As of the Record Date, the favorable vote, authorization, or consent of the holders of a majority, approximately 4,545,038 (or 50.1%), of the issued and outstanding shares of Common Stock was required to authorize, approve, and adopt the New Certificate of Incorporation and the Stock Option Plan. On February 28, 2003, the holders of approximately 4,689,313 shares (or 51.6%) of the 9,090,075 issued and outstanding shares of Common Stock as of the Record Date authorized, approved, and adopted the Reverse Stock Split Amendment by written consent of the stockholders of the Company pursuant to and in accordance with Section 228 of the DGCL. Accordingly, all stockholder voting and approval requirements regarding the New Certificate of Incorporation and the Stock Option Plan have been satisfied.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock

        The following table sets forth information, as of the Record Date, regarding the approximate beneficial ownership (as determined in accordance with Rule 13d-3 under the Exchange Act) of shares of Common Stock of the directors, director nominees, and the "named executive officers" (as defined in Item 402(a)(2) of Regulation S-B) of the Company, the directors and executive officers of the Company as a group, and each person who is known to us to be the beneficial owner of more than five percent (5%) of the issued and outstanding shares of Common Stock.

        We have relied, in connection with the preparation of the following table and the calculations of beneficial ownership, upon information furnished by each director, executive officer, and 5% or more stockholder of the Company included in the following table, with respect to the beneficial ownership of such director, executive officer, and 5% or more stockholder of the Company. Unless otherwise indicated, the mailing address for each director, executive officer, or stockholder of the Company included in the following table is c/o Availent Financial, Inc., 2720 Stemmons Freeway, South Tower, Suite 600, Dallas, Texas 75207.

        Beneficial ownership in the following table has been calculated based on the number of shares of Common Stock issued and outstanding as of February 28, 2003 (excluding shares of Common Stock held by or for the account of the Company or our subsidiaries and including securities deemed to be outstanding pursuant to Rule 13d-3(d)(1) under the Exchange Act) and determined in accordance with the rules of the Securities and Exchange Commission, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting or investment power with respect to those securities and includes, without limitation, shares of Common Stock issuable pursuant to the exercise of options, warrants, or other rights that are immediately exercisable or exercisable within sixty (60) days of the date of determination of beneficial ownership. Such shares of Common Stock are deemed to be outstanding and to be beneficially owned by the person holding those options, warrants, or other rights for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons included in the following table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.

Name and Address of Beneficial Owner:	Amount and Nature of Beneficial Ownership	Percent of Class Owned (%)
Directors and Executive Officers:
Patrick A. McGeeney (1)	2,059,384	22.7
Michael L. Banes (2)	1,684,951	18.5
Woody Conradt	0	0.0
Robert Titus	0	0.0
Peg Pavleck (3)	0	0.0
C. M. Ball(4) 17846 Tacoma Circle Villa Park, CA 92681	725,250	8.0
All directors and executive officers as a group (6 persons)	4,469,585	49.2
Other 5% Stockholders:
Meadow Holdings Corp. 59 Terapin Street Mastic, New York 11950	708,733	7.8

S.O.S. Resource Services 403 East Main Street Port Jefferson, New York 11777	708,733	7.8
Jerry L. Armstrong	700,000	7.7
A. Public Relations Company 12015 De Or Drive Dallas, Texas 75230	472,489	5.2
Consolidated American Energy Resources, Inc. 12015 De Or Drive Dallas, Texas 75230	472,489	5.2
Consolidated American Financial Services Group, L.C.C. 12015 De Or Drive Dallas, Texas 75230	472,489	5.2

(1)
Includes (a) 374,433 (4.1%) shares of Common Stock owned and held by Michele McGeeney, the spouse of Mr. McGeeney, of which Mr. McGeeney disclaims beneficial ownership, and (b) 1,684,951 (18.5%) shares of Common Stock owned and held by Mr. McGeeney and pledged by Mr. McGeeney to a creditor of the Company to secure indebtedness in the aggregate amount of $500,000 owned by the Company to this creditor.

(2)
Includes 1,684,951 (18.5%) shares of Common Stock owned and held by Mr. Banes and pledged by Mr. Banes to a creditor of the Company to secure indebtedness in the aggregate amount of $500,000 owed by the Company to this creditor.

(3)
Ms. Pavleck was formerly employed by the Company from July 15, 2002 until January 31, 2003 as the director of mortgage operations of the Company.

(4)
Mr. Ball was formerly employed by the Company until May 2002 as a director and President of the Company. Includes 25,250 (0.3%) shares of Common Stock owned and held by Mr. Ball and pledged by Mr. Ball to a creditor to secure indebtedness in the aggregate amount of $500,000 owed by the Company to this creditor.

Preferred Stock

        No shares of Preferred Stock of the Company have been issued. We have no present plans or intentions to issue any shares of Preferred Stock.

CHANGE IN CONTROL

        On December 4, 2002, the stockholders of Availent Financial, Inc., a Texas corporation ("Availent- Texas"), including, without limitation, Patrick A. McGeeney, a director and President of the Company and Availent-Texas, and Michael L. Banes, a director of the Company and Availent-Texas (collectively, the "New Stockholders"), acquired control of the Company from the holders of shares of Common Stock issued and outstanding immediately prior to the change in control (collectively, the "Old Stockholders") using all of the issued and outstanding shares, par value $0.01 per share, of common stock of Availent-Texas ("Availent-Texas Common Stock") owned and held by the New Stockholders as consideration and in exchange for 54,000,000 newly issued shares of Common Stock, or approximately 89.64% of the shares of Common Stock issued and outstanding immediately after the change of control, pursuant to that certain Third Amended and Restated Agreement and Plan of Reorganization, dated March 1, 2002, by and between the Company and Availent-Texas (the "Reorganization Agreement").

        In connection with the Reorganization Agreement, Availent-Texas merged with and into the Company (the "Merger") and the Company issued 54,000,000 shares of Common Stock to the New Stockholders as consideration and in exchange for all of the issued and outstanding shares of Availent-Texas Common Stock. Each New Stockholder received 74.88673 shares of Common Stock for every one share of Availent-Texas Common Stock owned and held by such New Stockholder. Immediately after the change in control, the New Stockholders and the Old Stockholders owned approximately 54,000,000 (or 89.64%) and 6,242,344 (or 10.36%), respectively, of the 60,242,344 shares of Common Stock then issued and outstanding.

        There are no arrangements or understandings between any New Stockholders and any Old Stockholders or any associates of any of the foregoing with respect to the election of directors or any other matters, except as contemplated by the Reorganization Agreement.

        On December 5, 2002 the Company issued approximately 28,349,340 shares of Common Stock (or approximately 32.0% of the shares of Common Stock issued and outstanding immediately after such issuance) to certain persons. On January 7, 2003, the Company effected a one for ten reverse stock split. As of February 28, 2003, the New Stockholders beneficially owned approximately 5,399,992 (or 59.4%) of the 9,090,075 shares of Common Stock then issued and outstanding.

EXECUTIVE COMPENSATION

        The following executive compensation tables set forth, as of February 28, 2003, regarding all plan and non-plan compensation awarded to, earned by, or paid to the directors, director nominees, and the "named executive officers" (as defined in Item 402(a)(2) of Regulation S-B) of the Company for all services rendered in all capacities to the Company and its subsidiaries.

SUMMARY COMPENSATION TABLE

		Annual Compensation				Long Term Compensation
						Awards		Payouts
Other Annual Compen sation
Name Principal Position	Year	Salary ($)		Bonus ($)		Restricted Stock Award(s)	Securities Underlying Options/SARs (#)	LTIP Payouts ($)	All Other Compensation ($)
Patrick A. McGeeney Chief Executive Officer	2000 2001 2002	0 150,403.03 187,644.43	(1) (2)	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0
Michael L. Banes Director	2000 2001 2002	0 150,403.03 187,644.43	(3) (4)	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0
Woody Conradt Chief Financial Officer	2000 2001 2002	0 0 90,246.11		0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0
Robert Titus National Sales Manager	2000 2001 2002	0 0 17,121.17	(5)	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0
Peg Pavleck(6) Director of Mortgage Operations	2000 2001 2002	0 0 39,230.76		0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0
C.M. Ball(7) Former President	2000 2001 2002	0 0 0		0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0

(1)
Includes $43,003.83 of salary deferred to the election of Mr. McGeeney accruing interest at 15% until paid on the maturity date of June 30, 2003.

(2)
Includes $126,044.43 of salary deferred at the election of Mr. McGeeney accruing interest at 15% until paid on the maturity date of June 30, 2003.

(3)
Includes $43,003.83 of salary deferred at the election of Mr. Banes accruing interest at 15% until paid on the maturity date of June 30, 2003.

(4)
Includes $126,044.43 of salary deferred at the election of Mr. Banes accruing interest at 15% until paid on the maturity date of June 30, 2003.

(5)
Includes $7,890.41 of salary deferred at the election of Mr. Titus accruing interest at 15% until paid on the maturity date of June 30, 2003.

(6)
Ms. Pavleck was formerly employed by the Company from July 15, 2002 until January 31, 2003 as the director of mortgage operations of the Company.

(7)
Mr. Ball was formerly employed by the Company until May 2002 as a director and President of the Company.

INDIVIDUAL OPTION/SAR GRANTS IN LAST FISCAL YEAR

        The Company made no individual grants of stock options (whether or not in tandem with SARs) or freestanding SARs (including options and SARs that subsequently have been transferred) during fiscal year 2002 to any named executive officers.

LONG-TERM INCENTIVE PLANS—AWARDS IN LAST FISCAL YEAR

        The Company made no awards to any named executive officer during fiscal year 2002 under any long-term incentive plan.

Compensation of Directors

        We currently have no arrangements to compensate directors for any services provided as a director or for committee participation or special assignments. No director was compensated during our last completed fiscal year for any service provided as a director.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

        Although we are currently negotiating with our named executive officers, we do not currently have any effective employment contracts with any named executive officers or any compensatory plan or arrangement with respect to any named executive officer. We intend to execute employment contracts with each of our named executive officers as soon as practicable in order to describe their employment duties and services, provide for compensation, termination, severance and other payments, including expenses and allowances, and subject each of our named executive officers to confidentiality, non-competition, and non-solicitation provisions.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

        Our directors and officers may benefit from the New Certificate of Incorporation. The provisions of the New Certificate of Incorporation may increase the ability of the Board of Directors to defeat a takeover bid, may increase the range of permitted indemnification for directors and officers, may limit the ability of the stockholders of the Company to remove directors, and may reduce the potential personal liability of directors, among other things. Our directors and officers may also benefit from the Stock Option Plan as certain directors and officers may be eligible to participate in the Stock Option Plan and may receive benefits and awards under the Stock Option Plan. The Board of Directors, in approving the New Certificate of Incorporation and the Stock Option Plan may have different and/or conflicting interests than or with the stockholders of the Company. In addition, the Board of Directors, management of the Company, and the stockholders affiliated with the Company may have different and/or conflicting interests than or with stockholders of the Company that are not affiliated with the Company in any capacity other than their capacity as a stockholder of the Company.

RIGHTS OF DISSENTING STOCKHOLDERS

        The stockholders of the Company are not entitled to any rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon or contemplated by this Information Statement, including the New Certificate of Incorporation or the Stock Option Plan.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

        Only one copy of this Information Statement is being delivered to multiple stockholders of the Company who share an address unless the Company or one of its mailing agents has received contrary instructions from one or more of the stockholders sharing an address. Upon the written or oral request of a stockholder at a shared address to which a single copy of the Information Statement was delivered, the Company shall promptly deliver a separate copy of this Information Statement to such stockholder(s). Stockholders may notify the Company that the stockholder wishes to receive a separate copy of this Information Statement by writing to Availent Financial, Inc., Attention: Investor Relations, 2720 Stemmons Freeway, South Tower, Suite 600, Dallas, TX 75207 or by calling the Department of Investor Relations of the Company at (214) 637-2972. In addition, if any stockholder wishes to receive a separate copy of this Information Statement in the future, such stockholder may notify the Company either by writing to the foregoing address or calling the foregoing telephone number. Stockholders sharing an address may request delivery of a single copy of the annual reports or information or proxy statements of the Company if they are receiving multiple copies of the annual reports or information or proxy statements of the Company by writing to the foregoing address or calling the foregoing telephone number.

WHERE YOU CAN FIND MORE INFORMATION

        The Company is subject to the Exchange Act and is required to file reports, proxy statements, and other information with the Securities and Exchange Commission regarding the business, financial condition, and other matters of the Company pursuant to and in accordance with the Exchange Act. You may read and copy the reports, proxy statements, and other information filed by the Company at the public reference facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for additional information about the public reference facilities. The reports, proxy statements, and other information filed with the Securities and Exchange Commission are also available to the public over the internet at http://www.sec.gov, the internet website of the Securities and Exchange Commission. The internet website of the Company is http://www.availentfinancial.com. All inquiries regarding the Company should be addressed to the principal executive offices of the Company at Availent Financial, Inc., 2720 Stemmons Freeway, South Tower, Suite 600, Dallas, TX 75207.

INCORPORATION BY REFERENCE

        The Securities and Exchange Commission allows us to "incorporate by reference" the information and documents filed by us with the Securities and Exchange Commission, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this Information Statement, and information that is filed later by us with the Securities and Exchange Commission will automatically update and supersede this information. The Company incorporates by reference the documents listed below:

Exhibit No.	Description of Exhibit
2.1	Third Amended and Restated Agreement and Plan of Reorganization, dated March 1, 2002, by and between the Company and Availent Financial, Inc., a Texas corporation, (incorporated in its entirety into this Information Statement by reference to the Definitive Information Statement on Schedule 14C dated November 14, 2002 and filed by the Company with the Securities and Exchange Commission on November 14, 2002)
3.1	Form of Amended and Restated Certificate of Incorporation of Availent Financial, Inc.
4.1	Form of 2003 Equity Incentive Plan of Availent Financial, Inc.
99.1
Annual Report on Form 10-KSB of the Company for the former fiscal year of the Company ended September 30, 2002 and filed by the Company with the Securities and Exchange Commission on December 20, 2002 (incorporated in its entirety, including without limitation, the financial statements and financial information contained therein, by reference into this Information Statement)
99.2
The financial statements and pro forma financial information in Amendment No. 1 to the current report on Form 8-K of the Company dated February 17, 2003 and filed by the Company with the Securities and Exchange Commission on February 18, 2003 (incorporated in their entirety by reference into this Information Statement)

        You may request a copy of these filings, at no cost, by writing or telephoning us at the following address: Availent Financial, Inc., Attention: Investor Relations, 2720 Stemmons Freeway, South Tower,

Suite 600, Dallas, TX 75207 or (214) 637-2972. Any statement contained in a document that is incorporated by reference shall be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the Securities and Exchange Commission and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded shall not be deemed a part of this Information Statement except as so modified or superseded.

        This Information Statement is provided to the stockholders of the Company only for information purposes in connection with the New Certificate of Incorporation and the Stock Option Plan pursuant to and in accordance with Rule 14c-2 of the Exchange Act and to serve as written notice to the stockholders of the Company of the taking of corporate action without a meeting by less than unanimous written consent pursuant to and in accordance with Section 228 of the DGCL. Please read this Information Statement carefully.

By Order of the Board of Directors of Directors,
Dated: March 13, 2003	/s/ Patrick A. McGeeney Patrick A. McGeeney President

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INDEX OF EXHIBITS

Exhibit No.	Description of Exhibit
2.1	Third Amended and Restated Agreement and Plan of Reorganization, dated March 1, 2002, by and between the Company and Availent Financial, Inc., a Texas corporation, (incorporated in its entirety into this Information Statement by reference to the Definitive Information Statement on Schedule 14C dated November 14, 2002 and filed by the Company with the Securities and Exchange Commission on November 14, 2002)
3.1	Form of Amended and Restated Certificate of Incorporation of Availent Financial, Inc.
4.1	Form of 2003 Equity Incentive Plan of Availent Financial, Inc.
99.1	Annual Report on Form 10-KSB of the Company for the former fiscal year of the Company ended September 30, 2002 and filed by the Company with the Securities and Exchange Commission on December 20, 2002 (incorporated in its entirety, including without limitation, the financial statements and financial information contained therein, by reference into this Information Statement)
99.2	The financial statements and pro forma financial information in Amendment No. 1 to the current report on Form 8-K of the Company dated February 17, 2003 and filed by the Company with the Securities and Exchange Commission on February 18, 2003 (incorporated in their entirety by reference into this Information Statement)

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

AVAILENT FINANCIAL, INC.

        This Amended and Restated Certificate of Incorporation has been proposed by the board of directors of Alternate Marketing Networks, Inc., a Delaware corporation (the "Corporation"), and duly authorized, approved, and adopted by the stockholders of the Corporation by written consent pursuant to and in accordance with Section 228 of the General Corporation Law of the State of Delaware (the "DGCL") and in the manner and by the vote prescribed by and in accordance with Sections 242 and 245 of the DGCL. The Corporation was originally incorporated under the name SeaCrest Industries Corporation and the original certificate of incorporation of the Corporation was filed by the Corporation with the Secretary of State of the State of Delaware on November 17, 1959. This Amended and Restated Certificate of Incorporation restates and integrates in its entirety and also further amends the existing certificate of incorporation of the Corporation, as theretofore amended or supplemented, to read as follows:

ARTICLE I
NAME

        The name of the Corporation is Availent Financial, Inc.

ARTICLE II
REGISTERED OFFICE AND AGENT

        The address of the Corporation's registered office in the State of Delaware is 1201 N. Market St., 18th Floor, P.O. Box 1347 (19899), Wilmington, County of New Castle, Delaware 19801, and the name of the registered agent of the Corporation at such address is Delaware Corporation Organizers, Inc.

ARTICLE III
PURPOSE AND DURATION OF EXISTENCE

        The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the DGCL and the Corporation is to have perpetual existence.

ARTICLE IV
AUTHORIZATION AND DESCRIPTION OF STOCK

        4.1  Authorization of Stock. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 110,000,000 shares of stock, which shall consist of (a) 100,000,000 shares of common stock, par value $0.01 per share ("Common Stock") and (b) 10,000,000 shares of preferred stock, par value $0.01 per share ("Preferred Stock").

        Unless otherwise provided in any resolution(s) adopted by the board of directors of the Corporation (the "Board of Directors") pursuant to Section 4.3 (Description of Preferred Stock) which provide(s) for any series of Preferred Stock, the number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares of Common Stock or Preferred Stock then outstanding) by the affirmative vote of the holders of a majority of the shares of Common Stock, irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto) and without a vote, including, without limitation, a separate class or series vote, of the holders of any Preferred Stock or series of Preferred Stock, unless a vote, including, without limitation, a separate class or series vote, of any such holders is required pursuant to this Amended and

Restated Certificate of Incorporation (this "Certificate of Incorporation"), the resolution(s) providing for such Preferred Stock or series of Preferred Stock, or any provision of the DGCL, other than the provisions of Section 242(b)(2) (or any successor thereto).

        4.2  Description of Common Stock.

          (a)  Voting Powers and Rights. Except as otherwise required by applicable law or provided by this Certificate of Incorporation, each holder of Common Stock, as such, shall be entitled to one (1) vote for each share of Common Stock held of record by such holder on any and all matters on which stockholders of the Corporation shall be entitled to vote, including, without limitation, the election of directors of the Corporation; provided, however, that, except as otherwise required by applicable law, the holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including, without limitation, any certificate(s) of designations that relate(s) to any series of Preferred Stock) that affects the terms of one (1) or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one (1) or more other such series, to vote on such amendment pursuant to this Certificate of Incorporation (including, without limitation, any certificate(s) of designations providing for any series of Preferred Stock) or pursuant to the DGCL. The holders of Common Stock shall not have cumulative voting rights.

          (b)  Dividends. Subject to applicable law and the preferences and relative, participating, optional, or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, of the holders of any outstanding Preferred Stock and any other shares of stock of the Corporation with respect to the payment of dividends, dividends may be declared and paid on the Common Stock at such times and in such amounts as and if the Board of Directors in its discretion shall determine. The holders of Common Stock, as such, shall be entitled to share in any such dividend(s) ratably in proportion to the number of shares of Common Stock held by each such holder.

          (c)  Liquidation. Upon any liquidation, dissolution, or winding up of the Corporation, subject to applicable law and the preferences and relative, participating, optional, or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, of the holders of any outstanding Preferred Stock and any other shares of stock of the Corporation with respect to the distribution of assets of the Corporation upon such liquidation, dissolution, or winding up of the Corporation, the holders of Common Stock, as such, shall be entitled to receive the assets of the Corporation available for distribution to the stockholders of the Corporation ratably in proportion to the number of shares of Common Stock held by each such holder.

          Neither the merger or consolidation of the Corporation with or into another corporation or other corporations, the sale or transfer by the Corporation of any or all of the assets of the Corporation, nor the reduction of the stock of the Corporation, shall be deemed to be a liquidation, dissolution, or winding up of the Corporation for purposes of this Section 4.2(c) (Liquidation).

        4.3  Description of Preferred Stock.

          (a)  Series of Preferred Stock. The Board of Directors is hereby expressly authorized to provide, by resolution(s), out of the unissued shares of Preferred Stock, for series of Preferred Stock and, with respect to each such series, to fix the number of shares to be included in such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional, or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, of such series; and, in connection with the foregoing, to file a certificate of designations in accordance with the DGCL. The powers, preferences, and relative, participating, optional, and other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, of each series of Preferred Stock, may differ from those of any and all other series of Preferred Stock at any time outstanding.

          (b)  Increases and Decreases in Series of Preferred Stock. Unless otherwise provided in any resolution(s) adopted by the Board of Directors which provide(s) for any series of Preferred Stock, the Board of Directors may (i) increase the number of shares (but not above the number of authorized shares of Preferred Stock) of any such series of Preferred Stock to which such resolution(s) apply by resolution(s) adopted by the Board of Directors which add(s) authorized and unissued shares of Preferred Stock not designated for any other series of Preferred Stock to such series of Preferred Stock or (ii) decrease the number of shares (but not below the number of shares of the class of Preferred Stock then outstanding) of any such series of Preferred Stock to which such resolution(s) apply by resolution(s) adopted by the Board of Directors which subtract(s) unissued shares of such series of Preferred Stock designated for such series of Preferred Stock; and, in connection with the foregoing, file a certificate of designations in accordance with the DGCL. In case the number of shares of any series of Preferred Stock shall be decreased pursuant to this Section 4.3(b) (Increases and Decreases in Series of Preferred Stock), the number of shares so subtracted from any such series of Preferred Stock in the certificate(s) of designations shall become authorized, unissued, and undesignated shares of Preferred Stock.

ARTICLE V
BOARD OF DIRECTORS

        5.1  Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as otherwise provided by applicable law or this Certificate of Incorporation, which may exercise all powers of the Corporation and perform all such lawful acts and do all such lawful things that are not, by applicable law or this Certificate of Incorporation, directed or required to be exercised, performed, or done by the stockholders of the Corporation.

        5.2  Number. Except as otherwise provided by or fixed pursuant to the provisions of Section 4.3 (Description of Preferred Stock) with respect to the right(s) of holders of any Preferred Stock or series of Preferred Stock to elect any additional director(s), the number of directors which shall constitute the "whole" (as defined below) Board of Directors shall be not less than five (5) and shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by the Board of Directors. For purposes of this Section 5.2 (Number), "whole" shall mean the total number of authorized directors, whether or not there exist any vacancies on the Board of Directors or unfilled previously authorized directorships, at the time such resolution is presented to the Board of Directors for adoption.

        5.3  Staggered Board and Election. Except as otherwise provided by or fixed pursuant to the provisions of Section 4.3 (Description of Preferred Stock) of this Certificate of Incorporation with respect to the right(s) of holders of any Preferred Stock or series of Preferred Stock to elect any additional director(s), the directors shall be divided into three (3) classes, designated as Class I, Class II, and Class III (which at all times shall be as nearly equal in number as possible), with the term of office of Class I directors to expire at the 2004 Annual Meeting of Stockholders, the term of office of Class II directors to expire at the 2005 Annual Meeting of Stockholders, and the term of office of Class III directors to expire at the 2006 Annual Meeting of Stockholders, upon election and qualification of their successors. At each annual meeting of stockholders after such classification and election, directors elected to succeed those directors whose terms shall have expired shall be elected for a full term of office, as applicable, to expire at the third ensuing annual meeting of stockholders after their election, upon election and qualification of their successors. The directors of the Corporation, except for any director(s) who may be elected as otherwise provided by or fixed pursuant to the provisions of Section 4.3 (Description of Preferred Stock) of this Certificate of Incorporation with respect to the right(s) of holders of any Preferred Stock or series of Preferred Stock to elect any additional director(s), shall be elected in accordance with this Section 5.3 (Staggered Board and Election) by the stockholders of the Corporation entitled to vote thereon at each annual meeting of stockholders.

        5.4  Removal. Subject to the right of the holders of any Preferred Stock or series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time, but only for "cause" (as defined below) and only by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3) of the voting power of the Voting Stock (as defined below), voting together as a single class. Except as may otherwise be provided by law, "cause" for removal shall exist only if any director whose removal has been proposed:

          (a)  has been convicted of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal,

          (b)  has been adjudged by a court of competent jurisdiction to be liable for gross negligence or misconduct in the performance of the duties of such director to the Corporation in connection with a matter of substantial importance to the Corporation, and such adjudication has become final and non-appealable, or

          (c)  has missed six (6) consecutive meetings of the Board of Directors.

        For purposes of this Certificate of Incorporation, the term "Voting Stock" shall mean all issued and outstanding shares of stock of the Corporation entitled to vote generally in the election of directors or that otherwise are entitled to vote with such stock on the specific matter in question.

        5.5  Vacancies. Subject to the rights of the holders of any Preferred Stock or series of Preferred Stock then outstanding, any newly-created directorship(s) resulting from any increase(s) in the authorized number of directors or any vacancy on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other reason, shall only be filled by a majority vote of the directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, as applicable. Under no circumstances shall the stockholders of the Corporation fill any such newly-created directorship(s) or vacancy on the Board of Directors. Any director(s) chosen in accordance with this Section 5.5 (Vacancies) shall hold office (a) for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires, upon election and qualification of their successors, (b) until the successor of such director shall have been otherwise elected and qualified, (c) or until the earlier death, resignation, retirement, disqualification, or removal from office of such director, as applicable. No decrease in the number of authorized directors constituting the whole Board of Directors shall shorten the term of any incumbent director(s).

        5.6  Nominations, Ballots, and Cumulative Voting. Advance notice of nominations for the election of directors of the Corporation shall be given in accordance with the bylaws of the Corporation (the "Bylaws"). Election of directors need not be by written ballot unless the Bylaws shall so provide. No holders of shares of stock of the Corporation shall have any right(s) to cumulate votes in the election of directors of the Corporation.

        5.7  Preferred Stock Directors. Notwithstanding the foregoing, whenever the holders of any Preferred Stock or series of Preferred Stock shall be entitled to elect any additional director(s) at an annual or special meeting of stockholders, the election, term of office, filling of vacancies, and other terms and features of such directorship(s) shall be governed by the terms and features of the resolution(s) adopted pursuant to Article IV (Authorization and Description of Stock) of this Certificate of Incorporation and applicable thereto, and the director(s) so elected shall not be divided into classes pursuant to this Article V (Board of Directors) unless expressly provided by such terms and features.

        5.8  Limitation of Liability. No director of the Corporation shall be personally liable to the Corporation or the stockholders of the Corporation for monetary damages for breach of fiduciary duty as a director, except for the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or the stockholders of the Corporation, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, (iv) for any transaction from which the director derived an improper personal benefit, or (v) for any act or omission occurring prior to the date when this Section 5.8 (Limitation of Liability) becomes effective. If the DGCL is hereafter amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation of personal liability provided herein, shall be limited to the fullest extent permitted by the amended DGCL. Any repeal or modification of this Section 5.7 (Limitation of Liability) by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation of the personal liability of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE VI
AMENDMENT OF CERTIFICATE OF INCORPORATION

        In addition to any provisions of applicable law, any other provisions of this Certificate of Incorporation, and any resolution(s) of the Board of Directors adopted pursuant to Article IV (Authorization and Description of Stock) of this Certificate of Incorporation (and notwithstanding the fact that a lesser vote or no vote may be permitted by applicable law, any other provisions of this Certificate of Incorporation, or any resolution(s) of the Board of Directors adopted pursuant to Article IV (Authorization and Description of Stock) of this Certificate of Incorporation), the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the Voting Stock, voting together as a single class, shall be required to adopt any term or provision of the certificate of incorporation of the Corporation that would make the certificate of incorporation of the Corporation inconsistent or conflict with, amend, alter, or repeal Section 4.3 (Description of Preferred Stock), Article V (Board of Directors), this Article VI (Amendment of Certificate of Incorporation), Article VII (Amendment of Bylaws), Article IX (Business Combinations with Interested Stockholders), or Article X (Indemnification) of this Certificate of Incorporation.

        Subject to the foregoing provisions of this Article VI (Amendment of Certificate of Incorporation), the Corporation reserves the right to amend, alter, change, or repeal any term or provision contained in this Certificate of Incorporation, in any manner now or hereafter provided by applicable law, and all rights conferred upon stockholders of the Corporation in this Certificate of Incorporation are granted subject to this reservation.

ARTICLE VII
AMENDMENT OF BYLAWS

        In furtherance, and not in limitation, of the powers conferred upon the Corporation by applicable law, the Board of Directors is hereby expressly authorized to adopt, amend, alter, or repeal the Bylaws or adopt new Bylaws, without any action on the part of the stockholders of the Corporation, by the vote of a majority of the whole Board of Directors.

        In addition to any provisions of applicable law, any other provisions of this Certificate of Incorporation, and any resolution(s) of the Board of Directors adopted pursuant to Article IV (Authorization and Description of Stock) of this Certificate of Incorporation (and notwithstanding the fact that a lesser vote or no vote may be permitted by applicable law, any other provisions of this Certificate of Incorporation, or any resolution(s) of the Board of Directors adopted pursuant to Article IV (Authorization and Description of Stock) of this Certificate of Incorporation), the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the Voting Stock, voting together as a single class, shall be required to adopt, amend, alter, or repeal any term or provision of the Bylaws that would make the Bylaws inconsistent or conflict with Section 4.3

(Description of Preferred Stock), Article V (Board of Directors), Article VI (Amendment of Certificate of Incorporation), this Article VII (Amendment of Bylaws), Article IX (Business Combinations with Interested Stockholders), or Article X (Indemnification) of this Certificate of Incorporation.

        In the event that any term or provision of the Bylaws is inconsistent, or conflicts, with the terms or provisions of this Certificate of Incorporation, this Certificate of Incorporation shall control.

ARTICLE VIII
RIGHTS OF STOCKHOLDERS

        No holder of shares of stock of the Corporation shall have any preemptive or other similar right, except as expressly provided by contract or by resolution(s) adopted by the Board of Directors which create a series of Preferred Stock, to purchase or subscribe for or receive any shares of any class, or series thereof, of stock of the Corporation, whether now or hereafter authorized, or any warrants, options, bonds, debentures, or other securities convertible into, exchangeable for, or carrying any right to purchase any shares of any class, or series thereof, of stock of the Corporation; provided, however, that any shares of any class, or series thereof, of stock of the Corporation and any warrants, options, bonds, debentures, or other securities convertible into, exchangeable for, or carrying any right to purchase any shares of any class, or series thereof, of stock of the Corporation may be issued or disposed of by the Board of Directors to any person or entity, and on such terms and for such lawful consideration, as the Board of Directors, in its sole discretion, shall deem advisable, or as to which the Corporation shall have by binding contract agreed.

ARTICLE IX
BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS

        The Corporation expressly elects to be governed by Section 203 of the DGCL.

ARTICLE X
INDEMNIFICATION

        10.1 Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (each, a "Proceeding"), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, or trustee of another corporation or of a partnership, joint venture, trust, or other enterprise, including, without limitation, service with respect to an employee benefit plan (an "Indemnitee"), whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, or trustee or in any other capacity while serving as a director, officer, or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability, and loss (including, without limitation, attorneys' fees, judgments, fines, Employee Retirement Income Security Act of 1974, as amended, excise taxes, or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith; provided, however, that, except as provided in Section 10.3 (Right of Indemnitee to Bring Suit) with respect to Proceedings to enforce rights to indemnification, the Corporation shall indemnify any such Indemnitee in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized by the Board of Directors.

        10.2 Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 10.1 (Right to Indemnification), an Indemnitee shall also have the right to be paid by the

Corporation the expenses (including, without limitation, attorney's fees) incurred in defending any such Proceeding in advance of its final disposition (an "Advancement of Expenses"); provided, however, that, if required by the DGCL, an Advancement of Expenses incurred by an Indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (an "Undertaking"), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a "Final Adjudication") that such Indemnitee is not entitled to be indemnified for such expenses under this Section 10.2 (Right to Advancement of Expenses) or otherwise.

        10.3 Right of Indemnitee to Bring Suit. If a claim under Section 10.1 (Right to Indemnification) or 10.2 (Right to Advancement of Expenses) is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be twenty (20) days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an Advancement of Expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the DGCL nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an Advancement of Expenses hereunder, or brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such Advancement of Expenses, under this Article X (Indemnification) or otherwise shall be on the Corporation.

        10.4 Non-Exclusivity of Rights. The rights to indemnification and to the Advancement of Expenses conferred in this Article X (Indemnification) shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the certificate of incorporation or bylaws of the Corporation, agreement, vote of stockholders or directors, or otherwise.

        10.5 Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee, or agent of the Corporation or another corporation, partnership, joint venture, trust, or other enterprise against any expense, liability, or loss, whether or not the Corporation would have the power to indemnify such person or entity, as applicable, against such expense, liability, or loss under the DGCL.

        10.6 Indemnification of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the Advancement of Expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article X (Indemnification) with respect to the indemnification and Advancement of Expenses of directors and officers of the Corporation.

        10.7 Nature of Rights. The rights conferred upon any Indemnitee in this Article X (Indemnification) shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, or trustee and shall inure to the benefit of the Indemnitee's heirs, executors, and administrators. Any amendment, alteration, or repeal of this Article X (Indemnification) that adversely affects any right(s) of an Indemnitee or his, her, or its successor(s) shall be prospective only and shall not limit or eliminate any such right with respect to any Proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, alteration, or repeal.

Remainder of Page Intentionally Left Blank.
Signature Page To Follow.

        IN WITNESS WHEREOF, Availent Financial, Inc. has caused this Amended and Restated Certificate of Incorporation to be signed by Patrick A. McGeeney, its President, as of March     , 2003.

AVAILENT FINANCIAL, INC., a Delaware corporation
By:
Name:	Patrick A. McGeeney
Title:	President

AVAILENT FINANCIAL, INC.

2003 EQUITY INCENTIVE PLAN

        The Availent Financial, Inc. 2003 Equity Incentive Plan (the "Plan") was adopted by the Board of Directors of Availent Financial, Inc., Delaware corporation (the "Company"), effective as of January 1, 2003, subject to approval by the Company's stockholders.

ARTICLE 1
PURPOSE

        The purpose of the Plan is to foster and promote the long-term financial success of the Company and its Subsidiaries and materially increase the value of the Company and its Subsidiaries by (a) encouraging the long-term commitment of the Employees, Consultants, and Outside Directors of the Company and its Subsidiaries, (b) motivating performance of the Employees, Consultants, and Outside Directors of the Company and its Subsidiaries by means of long-term performance related incentives, (c) encouraging and providing Employees, Consultants, and Outside Directors of the Company and its Subsidiaries with an opportunity to obtain an ownership interest in the Company, (d) attracting and retaining outstanding Employees, Consultants, and Outside Directors by providing incentive compensation opportunities, and (e) enabling participation by Employees, Consultants, and Outside Directors in the long-term growth and financial success of the Company and its Subsidiaries.

        With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "1934 Act"). To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE 2
DEFINITIONS

        For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

        2.1  "Award" means the grant of any Incentive Stock Option, Nonqualified Stock Option, or Restricted Stock whether granted singly or in combination (each individually referred to herein as an "Incentive").

        2.2  "Award Agreement" means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

        2.3  "Award Period" means the period set forth in the Award Agreement with respect to a Stock Option during which the Stock Option may be exercised, which shall commence on the Date of Grant and expire at the time set forth in the Award Agreement.

        2.4  "Board" means the board of directors of the Company.

        2.5  "Change in Control" shall mean any of the following: (i) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company's Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction; (ii) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the "Continuing Directors") who (x) at the date of this Plan were directors or (y) become directors after the date of this Plan and whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then in office who were directors at the date of this Plan or whose election or nomination for election was previously so approved; (v) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act) of an aggregate of 50% or more of the voting power of the Company's outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the 1934 Act) who beneficially owned less than 50% of the voting power of the Company's outstanding voting securities on the date of this Plan; provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change in Control hereunder if the acquiror is (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

        2.6  "Code" means the Internal Revenue Code of 1986, as amended.

        2.7  "Committee" means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

        2.8  "Common Stock" means the common stock, par value $0.01 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

        2.9  "Company" means Availent Financial, Inc., Delaware corporation, and any successor entity.

        2.10 "Consultant" means any person performing advisory or consulting services for the Company or a Subsidiary, with or without compensation, to whom the Company chooses to grant an Award in accordance with the Plan, provided that bona fide services must be rendered by such person and such services shall not be rendered in connection with the offer or sale of securities in a capital raising transaction.

        2.11 "Corporation" means any entity that (i) is defined as a corporation under Code Section 7701 and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (ii) hereof, an entity shall be treated as a "corporation" if it satisfies the definition of a corporation under Section 7701 of the Code.

        2.12 "Date of Grant" means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the 1934 Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

        2.13 "Employee" means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.

        2.14 "Fair Market Value" means, as of a particular date, (a) if the shares of Common Stock are listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the shares of Common Stock are not so listed but are quoted on the Nasdaq National Market System, the closing sales price per share of Common Stock on the Nasdaq National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc., or (d) if none of the above is applicable, such amount as may be determined by the Board (acting on the advice of an Independent Third Party, should the Board elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock.

        "Independent Third Party" means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Board may utilize one or more Independent Third Parties.

        2.15 "Incentive "is defined in Section 2.1 hereof.

        2.16 "Incentive Stock Option" means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

        2.17 "Nonpublicly Traded" means not listed on a national securities exchange registered with the Securities and Exchange Commission or designated for trading on the Nasdaq National Market.

        2.18 "Nonqualified Stock Option" means a nonqualified stock option, granted pursuant to this Plan, to which Section 421 of the Code does not apply.

        2.19 "Option Price" means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

        2.20 "Outside Director" means a director of the Company who is not an Employee.

        2.21 "Participant" means an Employee, Consultant, or Outside Director of the Company or a Subsidiary to whom an Award is granted under this Plan.

        2.22 "Plan" means this Availent Financial, Inc. 2003 Equity Incentive Plan, as amended from time to time.

        2.23 "Reporting Participant" means a Participant who is subject to the reporting requirements of Section 16 of the 1934 Act.

        2.24 "Restricted Stock" means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.5 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

        2.25 "Retirement" means any Termination of Service solely due to retirement upon or after attainment of age sixty-five (65), or permitted early retirement as determined by the Committee.

        2.26 "Stock Option" means a Nonqualified Stock Option or an Incentive Stock Option.

        2.27 "Subsidiary" means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. "Subsidiaries" means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

        2.28 "Termination of Service" occurs when a Participant who is an Employee or a Consultant of the Company or any Subsidiary shall cease to serve as an Employee or Consultant of the Company and its Subsidiaries, for any reason; or, when a Participant who is an Outside Director of the Company or a Subsidiary shall cease to serve as a director of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a "Termination of Service" shall not be deemed to have occurred when a Participant who is an Employee becomes a Consultant or an Outside Director or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Code section 422 upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option.

        2.29 "Total and Permanent Disability" means a Participant is qualified for long-term disability benefits under the Company's or Subsidiary's disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder which prevents the Participant from performing his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code.

ARTICLE 3
ADMINISTRATION

        3.1  General Administration; Establishment of Committee. Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the "Committee"). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

        Membership on the Committee shall be limited to those members of the Board who are "outside directors" under Section 162(m) of the Code and "non-employee directors" as defined in Rule 16b-3 promulgated under the 1934 Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

        3.2  Designation of Participants and Awards.

        (a)  The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The

Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, no member of the Committee shall participate in any decisions regarding any Award granted hereunder to such member. All decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

        (b)  Notwithstanding Subsection 3.2(a), the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an "Authorized Officer") to (i) designate one or more Employees as eligible persons to whom Awards will be granted under the Plan and (ii) determine the number of shares of Common Stock that will be subject to such Awards; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Awards, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Awards, and (z) not authorize an officer to designate himself as a recipient of any Award. The Authorized Officer shall notify the Committee in writing of the persons designated to receive such Awards, the type of Award or the type of Incentives subject to the Award, the Date of Grant, the number of shares of Common Stock that will be subject to such Awards, and the purchase price to be paid for such shares. If authorized to do so in the Board's written resolution, the Authorized Officer shall cause the Company to execute an Award Agreement with the Participant, subject to the Committee's ratification of such terms of an Award as required by law.

        Within an administratively reasonable time after receipt of the Authorized Officer's written notice of one or more Awards, the Committee shall authorize or ratify the grant of such Awards and shall prescribe all other terms of such Awards pursuant to its authority set forth in Subsection 3(a).

        3.3  Authority of the Committee. The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee's discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

        The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

        With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the 1934 Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company's securities are listed or quoted, or any other applicable law, rule or restriction (collectively, "applicable law"), to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

ARTICLE 4
ELIGIBILITY

        Any Employee (including an Employee who is also a director or an officer), Outside Director, or Consultant of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Outside Director, or Consultant of the Company or any Subsidiary. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards granted at different times need not contain similar provisions. The Committee's determinations under the Plan (including without limitation determinations of which Employees, Outside Directors, or Consultants, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 5
SHARES SUBJECT TO PLAN

        5.1  Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 5,000,000 shares. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

        5.2  Reuse of Shares. Subject to Section 5.2(c), if, and to the extent:

          (a)  A Stock Option shall expire or terminate for any reason without having been exercised in full, or in the event that a Stock Option is exercised or settled in a manner such that some or all of the shares of Common Stock relating to the Stock Option are not issued to the Participant (or beneficiary) (including as the result of the use of shares for withholding taxes), the shares of Common Stock subject thereto which have not become outstanding shall (unless the Plan shall have sooner terminated) become available for issuance under the Plan; in addition, with respect to any share-for-share exercise or cashless exercise pursuant to Section 8.3 or otherwise, only the "net" shares issued shall be deemed to have become outstanding for purposes of the Plan as a result thereof.

          (b)  If shares of Restricted Stock under the Plan are forfeited for any reason, such shares of Restricted Stock shall (unless the Plan shall have sooner terminated) become available for issuance under the Plan; provided, however, that if any dividends paid with respect to shares of Restricted Stock were paid to the Participant prior to the forfeiture thereof, such shares shall not be reused for grants or awards.

          (c)  In no event shall the number of shares of Common Stock subject to Incentive Stock Options exceed, in the aggregate, 5,000,000 shares of Common Stock plus shares subject to Incentive Stock Options which are forfeited or terminated, or expire unexercised.

ARTICLE 6
GRANT OF AWARDS

        6.1  In General. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years after the date of adoption of this Plan. The Plan shall be submitted to the Company's stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

        6.2  Stock Options. The grant of an Award of Stock Options shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth: (i) the Incentive or Incentives being granted, (ii) the total number of shares of Common Stock subject to the Incentive(s), (iii) the Option Price, (iv) the Award Period, (v) the Date of Grant, and (vi) such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but not inconsistent with the Plan.

        6.3  Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock may be less than, equal to, or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.

        6.4  Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company's stock transfer records.

        6.5  Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified performance goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan. The provisions of Restricted Stock need not be the same with respect to each Participant. If the Committee establishes a purchase price for an Award of Restricted Stock, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

          (a)  Legend on Shares. Each Participant who is awarded or receives Restricted Stock shall be issued a stock certificate or certificates in respect of such shares of Common Stock. Such certificate(s) shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.11 of the Plan.

          (b)  Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

            (i)    Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

            (ii)  Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed in such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

            (iii)  The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on (i) length of continuous service, (ii) achievement of specific business objectives, (iii) increases in specified indices, (iv) attainment of specified growth rates, or (v) other comparable measurements of Company performance, as may be determined by the Committee in its sole discretion.

            (iv)  Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

        6.6  Maximum Individual Grants. No Participant may receive during any fiscal year of the Company Awards covering an aggregate of more than 500,000 shares of Common Stock.

ARTICLE 7
AWARD PERIOD; VESTING

        7.1  Award Period.

          (a)  Subject to the other provisions of this Plan, the Committee shall specify in the Award Agreement the Award Period for a Stock Option. No Stock Option granted under the Plan may be exercised at any time after the end of its Award Period. The Award Period for any Stock Option shall be no more than ten (10) years from the Date of Grant of the Stock Option. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the Award Period of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

          (b)  In the event of a Termination of Service of a Participant, the Award Period for a Stock Option shall be reduced or terminated in accordance with the Award Agreement.

        7.2  Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

ARTICLE 8
EXERCISE OF INCENTIVE

        8.1  In General. The Committee, in its sole discretion, may determine that a Stock Option will be immediately exercisable, in whole or in part, or that all or any portion may not be exercised until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

        8.2  Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

        8.3  Exercise of Stock Option.

          (a)  Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock

  Option is to be exercised and the date of exercise thereof (the "Exercise Date") which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (a) cash or check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (c) if the Common Stock is no longer Nonpublicly Traded, by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option with an Option Price equal to the value of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered.

          (b)  Issuance of Certificate. Except as otherwise provided in Section 6.5 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered as directed by the Participant (or the person exercising the Participant's Stock Option in the event of his death) at its principal business office promptly after the Exercise Date; provided that if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

          (c)  Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant's Stock Option and right to purchase such Common Stock may be forfeited by the Company.

        8.4  Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

ARTICLE 9
AMENDMENT OR DISCONTINUANCE

        Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 10
TERM

        The Plan shall be effective from the date that this Plan is approved by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on December 31, 2012, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

ARTICLE 11
CAPITAL ADJUSTMENTS

        In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of the (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 6.6 of the Plan, (iv) the Option Price of each outstanding Award, and (v) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.5; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. In lieu of the foregoing, if deemed appropriate, the Committee may make provision for a cash payment to the holder of an outstanding Award. Notwithstanding the foregoing, no such adjustment or cash payment shall be made or authorized to the extent that such adjustment or cash payment would cause the Plan or any Stock Option to violate Code Section 422. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

        Upon the occurrence of any such adjustment or cash payment, the Company shall provide notice to each affected Participant of its computation of such adjustment or cash payment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 12
RECAPITALIZATION, MERGER AND CONSOLIDATION

        12.1 No Effect on Company's Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure and its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        12.2 Conversion of Incentives Where Company Survives. Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

        12.3 Exchange or Cancellation of Incentives Where Company Does Not Survive. In the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Stock Options, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Stock Options to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

        Notwithstanding the foregoing, however, all Stock Options may be canceled by the Company, in its sole discretion, as of the effective date of any such reorganization, merger, consolidation, or share exchange, or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

          (a)  giving notice to each holder thereof or his personal representative of its intention to cancel such Stock Options and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares subject to such outstanding Stock Options, including in the Board's discretion some or all of the shares as to which such Stock Options would not otherwise be vested and exercisable; or

          (b)  paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the exercise price per share of such Stock Option (hereinafter the "Spread"), multiplied by the number of shares subject to the Stock Option. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Stock Options shall be made, such as deeming the Stock Options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Options as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

          (c)  An Award that by its terms would be fully vested or exercisable upon such a reorganization, merger, consolidation, share exchange, proposed sale of all or substantially all of the assets of the Company or dissolution or liquidation of the Company will be considered vested or exercisable for purposes of Section 12.3(a) hereof.

ARTICLE 13
LIQUIDATION OR DISSOLUTION

        Subject to Section 12.3 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) then in such event the Option Prices then in effect with respect to each Stock Option shall be reduced, on the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution.

ARTICLE 14
INCENTIVES IN SUBSTITUTION FOR
INCENTIVES GRANTED BY OTHER ENTITIES

        Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees or directors of a corporation, partnership, or limited liability company who become or are about to become Employees or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.

ARTICLE 15
MISCELLANEOUS PROVISIONS

        15.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

        15.2 Nonpublicly Traded Common Stock. In the event a Participant receives, as Restricted Stock or pursuant to the exercise of a Stock Option, shares of Common Stock that are Nonpublicly Traded (as defined herein), the Committee may impose restrictions and conditions on the transfer or other disposition of those shares. The restrictions and conditions may be reflected in the Award Agreement or in a separate stockholders' agreement.

        15.3 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

        15.4 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

        15.5 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

        15.6 Compliance With Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the 1934 Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

        15.7 Lock-up Agreement. The Company may require that an Award Agreement include a provision requiring a Participant to agree that in connection with an underwritten public offering of Common Stock, upon the request of the Company or the principal underwriter managing such public offering, no shares of Common Stock received by the Participant under such Award Agreement may be sold, offered for sale or otherwise disposed of without the prior written consent of the Company or such underwriter, as the case may be, for at least sixty (60) days after the effectiveness of the registration statement filed in connection with such offering, or such longer period of time as the Board may determine, if all of the Company's directors and officers agree to be similarly bound. The obligations contained in such an Award Agreement, if applicable, shall remain effective for all underwritten public offerings with respect to which the Company has filed a registration statement on or before the date five (5) years after the closing of the Company's initial public offering, provided, however, that this Section 15.7 shall cease to apply to any such shares of Common Stock sold to the public pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act in a transaction that complied with the terms of the applicable Award Agreement.

        15.8 Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.8, the term "Company" shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant's income arising with respect to the Award.

Such payments shall be required to be made when requested by the Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company's withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

        15.9 Stock Option Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant's legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.9 that is not required for compliance with Section 422 of the Code.

        Except as otherwise provided herein, Nonqualified Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. The Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option granted to a Participant to be on terms which permit transfer by such Participant to (i) the spouse (or former spouse), children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Options shall be prohibited except those by will or the laws of descent and distribution.

        Following any transfer, any such Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term "Participant" shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options shall be exercisable by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option of any expiration, termination, lapse or acceleration of such Stock Option. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option that has been transferred by a Participant under this Section 15.9.

        15.10  Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

        15.11  Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

          On the face of the certificate:

      "Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate."

          On the reverse:

      "The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Availent Financial, Inc. 2003 Equity Incentive Plan, a copy of which is on file at the principal office of the Company in Dallas, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan."

        The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

      "Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company."

        A copy of this Plan shall be kept on file in the principal office of the Company in Dallas, Texas.

        IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of January 1, 2003, by its Chief Executive Officer and Secretary pursuant to prior action taken by the Board.

AVAILENT FINANCIAL, INC., a Delaware corporation
By:
		Name:	Patrick A. McGeeney
		Title:	Chief Executive Officer
Attest:

Name:	Woody Conradt
Title:	Secretary

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NEW CERTIFICATE OF INCORPORATION
STOCK OPTION PLAN
NEW PLAN BENEFITS
2003 EQUITY INCENTIVE PLAN
DESCRIPTION OF CAPITAL STOCK
STOCKHOLDER VOTING AND APPROVAL REQUIREMENTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CHANGE IN CONTROL
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
INDIVIDUAL OPTION/SAR GRANTS IN LAST FISCAL YEAR
LONG-TERM INCENTIVE PLANS—AWARDS IN LAST FISCAL YEAR
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
RIGHTS OF DISSENTING STOCKHOLDERS
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS
WHERE YOU CAN FIND MORE INFORMATION
INCORPORATION BY REFERENCE
INDEX OF EXHIBITS
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF AVAILENT FINANCIAL, INC.
ARTICLE I NAME
ARTICLE II REGISTERED OFFICE AND AGENT
ARTICLE III PURPOSE AND DURATION OF EXISTENCE
ARTICLE IV AUTHORIZATION AND DESCRIPTION OF STOCK
ARTICLE V BOARD OF DIRECTORS
ARTICLE VI AMENDMENT OF CERTIFICATE OF INCORPORATION
ARTICLE VII AMENDMENT OF BYLAWS
ARTICLE VIII RIGHTS OF STOCKHOLDERS
ARTICLE IX BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS
ARTICLE X INDEMNIFICATION
AVAILENT FINANCIAL, INC. 2003 EQUITY INCENTIVE PLAN
ARTICLE 1 PURPOSE
ARTICLE 2 DEFINITIONS
ARTICLE 3 ADMINISTRATION
ARTICLE 4 ELIGIBILITY
ARTICLE 5 SHARES SUBJECT TO PLAN
ARTICLE 6 GRANT OF AWARDS
ARTICLE 7 AWARD PERIOD; VESTING
ARTICLE 8 EXERCISE OF INCENTIVE
ARTICLE 9 AMENDMENT OR DISCONTINUANCE
ARTICLE 10 TERM
ARTICLE 11 CAPITAL ADJUSTMENTS
ARTICLE 12 RECAPITALIZATION, MERGER AND CONSOLIDATION
ARTICLE 13 LIQUIDATION OR DISSOLUTION
ARTICLE 14 INCENTIVES IN SUBSTITUTION FOR INCENTIVES GRANTED BY OTHER ENTITIES
ARTICLE 15 MISCELLANEOUS PROVISIONS